Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of January 31, 2011 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors”, the Lenders listed on the signature pages hereto and BNP Paribas, as administrative agent (in such capacity, the “Agent”).
          The Borrower, the Guarantors party thereto, the Lenders party thereto and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 24, 2009 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by the Lenders to the Borrower.
          The parties hereto wish to amend the Credit Agreement as hereinafter set forth and accordingly hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Publicly Traded Capital Stock. Section 6.10(b) of the Credit Agreement shall be amended by replacing “$250,000,000” with “$500,000,000”.
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement and the representations and warranties by the Borrower and its Domestic Subsidiaries in each of the other Loan Documents to which they are a party are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 1 and (ii) on the date hereof, no Default or Unmatured Default has occurred or is continuing.

          Section 4. Conditions Precedent. The amendment set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of counterparts of this Amendment No. 1 by the Borrower, the Guarantors, the Agent and the Required Lenders (and the Borrower and each Guarantor, by its execution and delivery of this Amendment No. 1, each hereby confirms and ratifies all of its respective obligations under the Guaranty, the Security Agreement and the Subordination Agreement with respect to the amendments effected hereby).
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS: LANDBANK PROPERTIES, L.L.C. By its sole member The LandBank Group, Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Assistant Treasurer

ARLINGTON AVENUE E VENTURE, LLC
BENICIA NORTH GATEWAY II, L.L.C.
CAMDEN ROAD VENTURE, LLC
CHIMENTO WETLANDS, L.L.C.
GREAT SOUTHWEST PARKWAY VENTURE, LLC
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND SERVICES, L.L.C.
NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
WHIPPANY VENTURE I, L.L.C.
By their sole member

LandBank Properties, L.L.C.
by its sole member

The LandBank Group, Inc.

By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Assistant Treasurer

AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C. LFG SPECIALTIES, L.L.C. SO-GLEN GAS CO., LLC By their sole member EMCON/OWT, Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

SHAW FT. LEONARD WOOD HOUSING, L.L.C.
SHAW BEALE HOUSING, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW LITTLE ROCK HOUSING, L.L.C.
SHAW NORTHEAST HOUSING, L.L.C.
SHAW NORTHWEST HOUSING, L.L.C.
By their sole member

Shaw Infrastructure, Inc.

By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

FT. LEONARD WOOD MANAGEMENT COMPANY, L.L.C.
By its sole member

Shaw Ft. Leonard Wood Housing II, L.L.C.
By its sole member

Shaw Ft. Leonard Wood Housing, L.L.C.
By its sole member

Shaw Infrastructure, Inc.

By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

SHAW GBB, LLC SHAW LIQUID SOLUTIONS, LLC By their sole member Shaw Environmental & Infrastructure, Inc.
By:	/s/ Michael H. Dillman
	Name:	Michael H. Dillman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SHAW GBB INTERNATIONAL, LLC By its sole member Shaw GBB, L.L.C. By its sole member Shaw Environmental & Infrastructure, Inc.
By:	/s/ Michael H. Dillman
	Name:	Michael H. Dillman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SELS ADMINISTRATIVE SERVICES, L.L.C. By its sole member Shaw Environmental Liability Solutions, L.L.C. By its sole member Shaw E & I Investment Holdings, Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C. By its sole member Shaw E & I Investment Holdings, Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

HYDRO POWER SOLUTIONS LLC By its sole member Shaw California, L.L.C. By its sole member Shaw Environmental, Inc.
By:	/s/ Michael H. Dillman
	Name:	Michael H. Dillman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SHAW CALIFORNIA, L.L.C. By its sole member Shaw Environmental, Inc.
By:	/s/ Michael H. Dillman
	Name:	Michael H. Dillman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

BADGER TECHNOLOGY HOLDINGS, L.L.C. By its sole member Badger Technologies, L.L.C. By its sole member Stone & Webster Process Technology, Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	President and Treasurer

BADGER TECHNOLOGIES, L.L.C. By its sole member Stone & Webster Process Technology, Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	President and Treasurer

NUCLEAR TECHNOLOGY SOLUTIONS, L.L.C. By its sole member SC Woods, L.L.C. By its sole member Stone & Webster, Inc.
By:	/s/ Mark McKain
	Name:	Mark McKain
	Title:	Vice President and Secretary

SC WOODS, L.L.C. INTERNATIONAL CONSULTANTS, L.L.C. STONE & WEBSTER SERVICES, L.L.C. By their sole member Stone & Webster, Inc.
By:	/s/ Mark McKain
	Name:	Mark McKain
	Title:	Vice President and Secretary

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C. By its sole member Stone & Webster Construction, Inc.
By:	/s/ Richard Gast
	Name:	Richard Gast
	Title:	President, Treasurer and Assistant Secretary

SHAW RIO GRANDE HOLDINGS, L.L.C. By its sole member Shaw Rio Grande Valley Fabrication & Manufacturing, L.L.C. By its sole member Shaw Power Services, LLC
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

SHAW RIO GRANDE VALLEY FABRICATION & MANUFACTURING, L.L.C. By its sole member Shaw Power Services, LLC
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

EDS EQUIPMENT COMPANY, LLC By its sole member Shaw Transmission & Distribution Services, Inc.
By:	/s/ Richard W. Shimota
	Name:	Richard W. Shimota
	Title:	Executive Vice President and Treasurer

GREATER BATON ROUGE ETHANOL, L.L.C. By its sole member Shaw Biofuels, L.L.C. By its sole member Shaw Capital, Inc.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	Vice President and Treasurer

SHAW BIOFUELS, L.L.C. By its sole member Shaw Capital, Inc.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	Vice President and Treasurer

SHAW MEXICO, L.L.C. By its sole member Shaw Americas, L.L.C. By its sole member The Shaw Group Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Chief Financial Officer

SHAW AMERICAS, L.L.C. SHAW JV HOLDINGS, L.L.C. SHAW POWER SERVICES GROUP, L.L.C. SHAW REMEDIATION SERVICES, L.L.C. SHAW SERVICES, L.L.C. By their sole member The Shaw Group Inc.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Chief Financial Officer

GFM REAL ESTATE LLC
By:	/s/ David L. Bullington
	Name:	David L. Bullington
	Title:	Manager and Tax

INTEGRATED SITE SOLUTIONS, L.L.C.
By:	/s/ George P. Bevan
	Name:	George P. Bevan
	Title:	President and Treasurer

SHAW GLOBAL, L.L.C.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	President and Treasurer

B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
EMCON/OWT, INC.
ENVIROGEN, INC.
GHG SOLUTIONS, INC.
MWR, INC.
PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.
PROSPECT INDUSTRIES (HOLDINGS), INC.
SHAW ALASKA, INC.
SHAW ALLOY PIPING PRODUCTS, LLC
SHAW APP TUBLINE, INC.
SHAW BENECO, INC.
SHAW CMS, INC.
SHAW COASTAL, INC.
SHAW CONNEX, INC.
SHAW CONSULTANTS INTERNATIONAL, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW ENVIRONMENTAL & INFRASTRUCTURE
          INTERNATIONAL, INC.
SHAW ENVIRONMENTAL & INFRASTRUCTURE
          MASSACHUSETTS, INC.
SHAW EUROPE, INC.
SHAW FABRICATION & MANUFACTURING
          INTERNATIONAL, INC.
SHAW FIELD SERVICES, INC.
SHAW GBB MAINTENANCE, INC.
SHAW GRP OF CALIFORNIA
SHAW HOME LOUISIANA, INC.
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INFRASTRUCTURE, INC.
SHAW MID STATES PIPE FABRICATING, INC.
SHAW MORGAN CITY TERMINAL, INC.
SHAW NAPTECH, INC.
SHAW POWER SERVICES, LLC
SHAW PROCESS AND INDUSTRIAL GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW PROJECT SERVICES GROUP, INC.
SHAW SSS FABRICATORS, INC.
SHAW SUNLAND FABRICATORS, LLC
SHAW TULSA FABRICATORS, INC.

By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Treasurer

SHAW CAPITAL, INC.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	Vice President and Treasurer

SHAW ENERGY & CHEMICALS, INC. SHAW ENERGY & CHEMICALS INTERNATIONAL, INC. SHAW ENVIRONMENTAL INTERNATIONAL, INC. SHAW FABRICATORS, INC.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Executive Vice President and Assistant Treasurer

SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC. SHAW ENVIRONMENTAL, INC.
By:	/s/ Michael H. Dillman
	Name:	Michael H. Dillman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SHAW FABRICATION & MANUFACTURING, INC.
By:	/s/ David L. Chapman, Sr.
	Name:	David L. Chapman, Sr.
	Title:	President

SHAW FACILITIES, INC.
By:	/s/ David Kinnison
	Name:	David Kinnison
	Title:	President

SHAW GLOBAL ENERGY SERVICES, INC. SHAW MAINTENANCE, INC.
By:	/s/ Margaret E. Carriere
	Name:	Margaret E. Carriere
	Title:	Vice President and Secretary

SHAW GLOBAL OFFSHORE SERVICES, INC.
By:	/s/ Margaret E. Carriere
	Name:	Margaret E. Carriere
	Title:	Vice President and Assistant Secretary

SHAW NC COMPANY, INC.
By:	/s/ Richard W. Shimota
	Name:	Richard W. Shimota
	Title:	Senior Vice President and Treasurer

SHAW NORTH CAROLINA, INC. STONE & WEBSTER, INC. STONE & WEBSTER INTERNATIONAL, INC.
By:	/s/ Mark McKain
	Name:	Mark McKain
	Title:	Vice President and Secretary

SHAW NUCLEAR SERVICES, INC.
By:	/s/ Richard W. Shimota
	Name:	Richard W. Shimota
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

SHAW POWER, INC
SHAW POWER DELIVERY SYSTEMS, INC.
SHAW POWER INTERNATION, INC.
SHAW TRANSMISSION & DISTRIBUTION
          SERVICES, INC.
SHAW TRANSMISSION & DISTRIBUTION
          SERVICES INTERNATIONAL, INC.
STONE & WEBSTER ASIA, INC.

By:	/s/ Richard W. Shimota
	Name:	Richard W. Shimota
	Title:	Executive Vice President and Treasurer

SHAW STONE & WEBSTER PUERTO RICO, INC.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	Vice President and Treasurer

STONE & WEBSTER CONSTRUCTION, INC.
By:	/s/ Richard Gast
	Name:	Richard Gast
	Title:	President, Treasurer and Assistant Secretary

STONE & WEBSTER HOLDING ONE, INC. STONE & WEBSTER HOLDING TWO, INC.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	Vice President and Secretary

STONE & WEBSTER MASSACHUSETTS, INC.
By:	/s/ Richard W. Shimota
	Name:	Richard W. Shimota
	Title:	Senior Vice President and Treasurer

STONE & WEBSTER MICHIGAN, INC.
By:	/s/ Gene R. Tilton, P.E.
	Name:	Gene R. Tilton, P.E.
	Title:	Vice President and Secretary

STONE & WEBSTER PROCESS TECHNOLOGY, INC.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	President and Treasurer

THE LANDBANK GROUP INC.
By:	/s/ Michael H. Dillman
	Name:	Michael H. Dillman
	Title:	Executive Vice President and Treasurer

FIELD SERVICES, INC. SHAW INTERNATIONAL, INC. SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC. SHAW PROPERTY HOLDINGS, INC.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	President and Treasurer

SHAW INTELLECTUAL PROPERTY HOLDINGS, INC. SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.
By:	/s/ Brian K. Ferraioli
	Name:	Brian K. Ferraioli
	Title:	President and Treasurer

SHAW MANAGED SERVICES, LLC
By:	/s/ David Bullington
	Name:	David Bullington
	Title:	Vice President, Taxation

SHAW CAPITAL (NEVADA), INC. SHAW MANAGEMENT SERVICES ONE, INC.
By:	/s/ Craig Pierce
	Name:	Craig Pierce
	Title:	Vice President and Treasurer

STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.
By:	/s/ David L. Bullington
	Name:	David L. Bullington
	Title:	Vice President, Taxation

SHAW ENERGY SERVICES, INC.
By:	/s/ Richard W. Shimota
	Name:	Richard W. Shimota
	Title:	President and Treasurer

SHAW CONSTRUCTORS, INC.
By:	/s/ Margaret Carriere
	Name:	Margaret Carriere
	Title:	Vice President and Assistant Secretary

AGENT: BNP PARIBAS, as Agent
By:	/s/ John Treadwell, Jr.
	Name:	John Treadwell, Jr.
	Title:	Vice President

By:	/s/ Brendan Heneghan
	Name:	Brendan Heneghan
	Title:	Vice President

Compass Bank
By:	/s/ Payton K. Swope
	Name:	Payton K. Swope
	Title:	Vice President

Bank of America, N.A.
By:	/s/ Mathew Griesbach
	Name:	Mathew Griesbach
	Title:	Director

BMO Capital Markets Financing, Inc.
By:	/s/ John Armstrong
	Name:	John Armstrong
	Title:	Director

BSBC Bank USA, N.A.
By:	/s/ Santiago Riviere
	Name:	Santiago Riviere
	Title:	Vice President

REGIONS BANK
By:	/s/ Anita L. Coyle
	Name:	Anita L. Coyle
	Title:	Senior Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

WELLS FARGO BANK, N.A.
By:	/s/ Eric Montgomery
	Name:	Eric Montgomery
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Shaheen Malik
	Name:	Shaheen Malik
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

SunTrust Bank
By:	/s/ Baerbel Freudenthaler
	Name:	Baerbel Freudenthaler
	Title:	Director

Natixis
By:	/s/ Nicolas Regent
	Name:	Nicolas Regent
	Title:	Director

By:	/s/ P. Van Tulgler
	Name:	P. Van Tulgler
	Title:	M.D.

UBS Loan Finance LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	AssociateDirector

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Frank J. Jancar
	Name:	Frank J. Jancar
	Title:	Vice President

MORGAN STANLEY BANK, N.A.
By:	/s/ Susan Saxe
	Name:	Susan Saxe
	Title:	Authorized Signatory

Amergy Bank, N.A.
By:	/s/ Kenyatta B. Gibbs
Kenyatta B. Gibbs
Vice President

FIFTH THIRD BANK, an Ohio banking Corporation (successor by merger with Fifth Third Bank, N.A.)
By:	/s/ Justin P. Fontenot
	Name:	Justin P. Fontenot
	Title:	Vice President

THE SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn
William M. Ginn
Executive Officer

United Overseas Bank Ltd, New York Agency
By:	/s/ K Jin Koh
	Name:	K Jin Koh
	Title:	Senior Vice President & General Manager

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	Assistant Vice President

ARAB BANKING CORPORATION BSC, as Lender
By:	/s/ Robert Ivosevich
	Name:	Robert Ivosevich
	Title:	General Manager

By:	/s/ Tony G. Berbari
	Name:	Tony G. Berbari
	Title:	Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Edward A. Boyle
	Name:	Edward A. Boyle
	Title:	Senior Vice President

By:	/s/ Louis F. Dougherty
	Name:	Louis F. Dougherty
	Title:	Vice President

[LENDER] PREFERRED BANK
By:	/s/ Louis Couto
	Name:	Louis Couto
	Title:	Executive Vice President